UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2012

FedEx Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-15829	62-1721435
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee		38120
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	FedEx’s annual meeting of stockholders was held on September 24, 2012.

(b)	The stockholders took the following actions at the annual meeting:

Proposal 1: The stockholders elected twelve directors, each of whom will hold office until the annual meeting of stockholders to be held in 2013 and until his or her successor is duly elected and qualified. Each director received more votes cast “for” than votes cast “against” his or her election. The tabulation of votes with respect to each nominee for director was as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Frederick W. Smith	246,648,938	6,089,456	302,416	26,072,389
James L. Barksdale	250,781,558	1,970,635	288,617	26,072,389
John A. Edwardson	251,884,993	823,487	332,330	26,072,389
Shirley Ann Jackson	230,731,760	21,975,729	333,321	26,072,389
Steven R. Loranger	245,543,838	7,107,963	389,009	26,072,389
Gary W. Loveman	247,343,276	5,355,763	341,771	26,072,389
R. Brad Martin	250,104,249	2,595,241	341,320	26,072,389
Joshua Cooper Ramo	251,653,562	1,036,980	350,268	26,072,389
Susan C. Schwab	246,650,886	6,072,017	317,907	26,072,389
Joshua I. Smith	248,341,840	4,361,049	337,911	26,072,399
David P. Steiner	247,227,938	5,480,835	332,037	26,072,389
Paul S. Walsh	170,783,965	81,915,717	340,465	26,073,052

Proposal 2: The Audit Committee’s designation of Ernst & Young LLP as FedEx’s independent registered public accounting firm for the fiscal year ending May 31, 2013 was ratified by stockholders. The tabulation of votes on this matter was as follows:

•	277,552,435 votes for (99.4% of the voted shares)

•	1,186,406 votes against (0.4% of the voted shares)

•	374,358 abstentions (0.1% of the voted shares)

•	There were no broker non-votes for this item

Proposal 3: The compensation of FedEx’s named executive officers was approved, on an advisory basis, by stockholders. The tabulation of votes on this matter was as follows:

•	241,731,055 votes for (95.5% of the voted shares)

•	10,462,746 votes against (4.1% of the voted shares)

•	846,471 abstentions (0.3% of the voted shares)

•	26,072,927 broker non-votes

Proposal 4: A stockholder proposal requesting that the Board of Directors adopt a policy that the Chairman of the Board be an independent director who has not previously served as an executive officer of FedEx was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	71,803,086 votes for (28.4% of the voted shares)

•	179,701,999 votes against (71.0% of the voted shares)

•	1,535,600 abstentions (0.6% of the voted shares)

•	26,072,514 broker non-votes

Proposal 5: A stockholder proposal requesting that FedEx publish a report, updated semi-annually, disclosing information about FedEx’s political contributions was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	54,634,076 votes for (21.6% of the voted shares)

•	159,489,618 votes against (63.0% of the voted shares)

•	38,916,991 abstentions (15.4% of the voted shares)

•	26,072,514 broker non-votes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: September 25, 2012	By:	/s/ Christine P. Richards
Christine P. Richards
Executive Vice President, General Counsel and Secretary

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